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                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       MassMutual Participation Investors
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
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


                       MASSMUTUAL PARTICIPATION INVESTORS
                        Springfield, Massachusetts 01115

                                     [LOGO]



                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT


                                      TIME
                             FRIDAY, APRIL 27, 2007
                                  AT 1:00 P.M.


                                      PLACE
                                    OAK ROOM
                              MASSACHUSETTS MUTUAL
                             LIFE INSURANCE COMPANY
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111


--------------------------------------------------------------------------------
   PLEASE DATE, FILL IN AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                       MASSMUTUAL PARTICIPATION INVESTORS
                           Springfield, Massachusetts


Dear Shareholder:

      The 2007 Annual Meeting of Shareholders of MassMutual Participation Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:00 p.m., Eastern Time, on Friday, April 27, 2007. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy card are enclosed.

      BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD YOU CAN HELP THE TRUST AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

      At the meeting, shareholders will be asked to elect five Trustees. The Board of Trustees and the Nominating Committee of the Board of Trustees recommend that shareholders elect the nominated Trustees.

      I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.

                                        Sincerely,

                                        /s/ Roger W. Crandall
                                        ------------------------------------
                                        Roger W. Crandall
                                        CHAIRMAN

                       MASSMUTUAL PARTICIPATION INVESTORS
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
MASSMUTUAL PARTICIPATION INVESTORS:

      The Annual Meeting of Shareholders of MassMutual Participation Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 27, 2007, at 1:00 p.m., Eastern Time, for the following purposes:

(1) to elect as Trustees Donald E. Benson, Donald Glickman, and Robert E. Joyal, each for three-year terms; William J. Barrett for a two-year term; and Michael
H. Brown for a one-year term; and until their respective successors are duly elected and qualified; and

(2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Holders of record of the shares of beneficial interest of the Trust at the close of business on February 27, 2007, are entitled to vote at the meeting or any adjournment thereof.

                                        By order of the
                                        Board of Trustees,

                                        /s Rodney J. Dillman
                                        ------------------------------------
                                        Rodney J. Dillman
                                        VICE PRESIDENT AND SECRETARY

Springfield, Massachusetts
March 30, 2007

                                 PROXY STATEMENT
                                     GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Participation Investors (the "Trust") for use at the Annual Meeting of its Shareholders, to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 27, 2007, at 1:00 p.m., Eastern Time.

      Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

      This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about March 30, 2007, to shareholders of record on February 27, 2007, the record date. The Trust's principal business office is MassMutual Participation Investors, c/o Babson Capital Management LLC ("Babson Capital"), 1500 Main Street, Suite 600, P.O. Box 15189, Springfield, Massachusetts 01115-5189.

      Holders of the shares of beneficial interest of the Trust ("shares") of record at the close of business on February 27, 2007 will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,831,693 shares outstanding on the record date. The Trust, to the best of its knowledge, is not aware of any beneficial owner of more than 5% of the outstanding shares of the Trust. However, MassMutual, the ultimate parent company of Babson Capital, may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of its owning a $12,000,000 Senior Fixed Rate Convertible Note due December 13, 2011 (the "Note") issued by the Trust. MassMutual, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

      Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast with respect to a particular class of Trustees is required to elect a Trustee nominee as a member of that class of Trustees. Thus, the Trustee nominees for election as members of a class of Trustees at the Annual Meeting who receive the greatest number of votes properly cast with respect to that class of trustees shall be elected Trustees.

      Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.

                            (1) ELECTION OF TRUSTEES
      The Board of Trustees is currently comprised of eight Trustees with terms expiring in 2007, 2008 and 2009. The terms of Donald E. Benson, Donald Glickman and Robert E. Joyal expire this year. William J. Barrett was elected as a Trustee by the Board of Trustees to fill a newly created board seat on July 18, 2006. Mr. Barrett's current term expires in 2009. Michael H. Brown was elected as a Trustee by the Board of Trustees to fill a newly created board seat on July 15, 2005. Mr. Brown's current term expires in 2008. Messrs. Barrett and Brown have each voluntarily agreed to stand for a shareholder election. The Trust's Nominating Committee nominated Messrs. Benson and Glickman for re-election as independent Trustees to the Board of Trustees for three-year terms, Mr. Barrett for a two-year term, and Mr. Brown for a one-year term. Upon the recommendation of the Nominating Committee, the Board of Trustees nominated Mr. Joyal for re-election to the Board of Trustees for a three-year term. All nominees, if elected, are to serve their respective terms, and until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF THE TRUST

      Set forth below after the name of each nominee for Trustee, and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust; age; term of office and length of such term served; principal occupation during the past five years; certain other of the Trustees' directorships; and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of the Trust's Senior Officers, with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

      For purposes of the following Trustee tables, the term "fund complex" includes the Trust, MassMutual Corporate Investors, MassMutual Premier Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Select Funds.

                                                        INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX    OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL* (62)         Trustee        3 years/      President (2001-2003)       51     President (1999-2003) and Trustee
                              (since 2003)   2 years,      of Babson Capital.                 (since 2003), of the Trust; Director
MassMutual                                   10 months                                        (since 2006), Jefferies Group, Inc.
Participation Investors                                                                       (financial services); Director (since
1500 Main Street                                                                              2003), Pemco Aviation Group, Inc.
Suite 600                                                                                     (aircraft maintenance and overhaul);
P.O. Box 15189                                                                                Trustee (since 2003), MassMutual
Springfield, MA 01115-5189                                                                    Select Funds, formerly MassMutual
                                                                                              Institutional Funds, (an open-end
                                                                                              investment company advised by
NOMINEE FOR TRUSTEE                                                                           MassMutual); Trustee (since 2003), MML
                                                                                              Series Investment Fund (an open-end
                                                                                              investment company advised by
                                                                                              MassMutual); Trustee (1998- 2003),
                                                                                              Senior Vice President (1998-2001), and
                                                                                              President (2001-2003), MMCI Subsidiary
                                                                                              Trust and MMPI Subsidiary Trust; and
                                                                                              President (1999- 2003), Trustee (since
                                                                                              2003), MassMutual Corporate Investors
                                                                                              (closed-end investment company advised
                                                                                              by Babson Capital).

------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
   Jefferies Group, Inc., which has a wholly owned brokerdealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an
   "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended).

                                                                 5

                                                        INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX    OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL* (42)       Trustee        3 years/      Executive Vice President     2     Trustee, Chairman (since 2005),
                              (since 2005)   1 year,       and Chief Investment               President (2003-2005), and Vice
Massachusetts Mutual                         7 months      Officer (since 2005) of            President (2002-2003), of the Trust;
Life Insurance Company                                     MassMutual; and                    Director (since 2004), Babson Capital
1295 State Street             Chairman       1 year/       Chairman (since 2005),             Europe Limited (an institutional
Springfield, MA 01111         (since 2005)   7 months      President and Chief                debt-fund manager); Director (since
                                                           Executive Officer (since           2005), Babson Capital Japan KK (a
                                                           2006), Vice Chairman               Japanese registered investment
                                                           (2005), Member of the              adviser); Non-Executive Director
                                                           Board of Managers (since           (since 2005), Baring Asset Management
                                                           2004), Member of the               Limited (an investment
                                                           Board of Directors                 manager/adviser); Chairman (since
                                                           (2003-2004), and                   2005), Cornerstone Real Estate
                                                           Managing Director                  Advisers LLC (an investment adviser);
                                                           (2000-2005) of Babson              Director (since 2003), MassMutual
                                                           Capital.                           Corporate Value Partners Limited
                                                                                              (investment company); Director (since
                                                                                              2003), MassMutual Corporate Value
                                                                                              Limited (investment company); Director
                                                                                              (since 2005), MassMutual Holdings
                                                                                              (Bermuda) Ltd. (holding company);
                                                                                              Director (since 2005), MassMutual
                                                                                              Holding MSC, Inc. (holding company);
                                                                                              Director (since 1996), MMHC Investment
                                                                                              LLC (investment company); Director
                                                                                              (since 2004), MML Assurance, Inc. (a
                                                                                              New York insurance company); Director
                                                                                              (since 2005), Oppenheimer Acquisition
                                                                                              Corp. (holding company); Director
                                                                                              (since 2004), Jefferies Finance LLC (a
                                                                                              joint venture between Jefferies Group,
                                                                                              Inc. and Babson Capital); Director
                                                                                              (since 2004), Great Lakes LLC
                                                                                              (investment company); Director (since
                                                                                              1999), SAAR Holdings CDO Ltd.
                                                                                              (investment company); Chairman and
                                                                                              Chief Executive Officer (since 2006),
                                                                                              MassMutual Capital Partners
                                                                                              (investment company); Director (since
                                                                                              2006), Invicta Advisers LLC
                                                                                              (derivative trading company); Director
                                                                                              (since 2006), Invicta Capital LLC
                                                                                              (derivative trading company); Director
                                                                                              (since 2006), Invicta Credit LLC
                                                                                              (derivative trading company); Director
                                                                                              (since 2006), Invicta Holdings LLC
                                                                                              (derivative trading company); Trustee
                                                                                              (since 2003), President (2003-2005),
                                                                                              and Chairman (since 2005), MMCI
                                                                                              Subsidiary Trust and MMPI Subsidiary
                                                                                              Trust; and Trustee (since 2005),
                                                                                              Chairman (since 2005), President
                                                                                              (2003-2005), and Vice President
                                                                                              (2002-2003), of MassMutual Corporate
                                                                                              Investors (closedend investment
                                                                                              company advised by Babson Capital).

------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Crandall is classified as an "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of
   1940, as amended) because of his position as an officer of the Trust; and Chairman, President, Chief Executive Officer, and
   Member of the Board of Managers of Babson Capital.

                                                                 6

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX    OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (67)       Trustee        3 years/      President (since 2002),      2     Trustee (since 2006), MassMutual
                              (since 2006)   10 months*    Barrett-Gardner                    Corporate Investors (a closed-end
MassMutual                                                 Associates, Inc.                   Investment company advised by Babson
Participation Investors                                    (investments); and                 Capital).
1500 Main Street                                           Senior Vice President
Suite 600                                                  (1976-2002), Janney
P.O. Box 15189                                             Montgomery Scott LLC
Springfield, MA 01115-5189                                 (investments).


NOMINEE FOR TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------

DONALD E. BENSON** (76)       Trustee        3 years/      Executive Vice President     2     Director (since 1997), MAIR Holdings,
                              (since 1988)   2 years,      and Director (since 1992),         Inc. (commuter airline holding
MassMutual                                   10 months     Marquette Financial                company); Director (since 1997),
Participation Investors                                    Companies (financial               National Mercantile Bancorp (bank
1500 Main Street                                           services); Partner (since          holding company); and Trustee (since
Suite 600                                                  1996), Benson Family               1986), MassMutual Corporate Investors
P.O. Box 15189                                             Limited Partnership No. 1          (closed-end investment company advised
Springfield, MA 01115-5189                                 and Benson Family                  by Babson Capital).
                                                           Limited Partnership No. 2
                                                           (investment partnerships);
NOMINEE FOR TRUSTEE                                        and Partner (1987-2004),
                                                           Benson, Pinckney, Oates
                                                           Partnership (building
                                                           partnership).

------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Barrett was elected by the Board of Trustees to fill a newly created board seat on July 18, 2006. His current term expires in
   2009. Mr. Barrett has voluntarily agreed to stand for a shareholder election for a two-year term of office.

 **Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2, which owns 0.86% ($882,303 in value) of MassMutual High Yield Partners II LLC and 1.59% ($898,904 in value) of Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                                 7

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX    OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (50)         Trustee        3 years/      Private Investor;            2     Trustee (since 2005), MassMutual
                              (since 2005)   1 year,       and Managing Director              Corporate Investors (a closed-end
MassMutual                                   7 months*     (1994-2005),                       investment company advised by Babson
Participation Investors                                    Morgan Stanley.*                   Capital); Independent Director (since
1500 Main Street                                                                              2006), Invicta Holdings LLC (a
Suite 600                                                                                     derivative trading company).
P.O. Box 15189
Springfield, MA 01115-5189


NOMINEE FOR TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------

DONALD GLICKMAN (73)          Trustee        3 years/      Chairman (since 1992),       2     Director (since 1984), Monro Muffler
                              (since 1992)   2 years,      Donald Glickman and                Brake, Inc. (automobile repair
MassMutual                                   10 months     Company, Inc. (private             service); Director (since 1998), MSC
Participation Investors                                    investments); and Partner          Software, Corp. (simulation software);
1500 Main Street                                           (since 1992), J.F.                 and Trustee (since 1992), MassMutual
Suite 600                                                  Lehman & Co.**                     Corporate Investors (closed-end
P.O. Box 15189                                             (private investments).             investment company advised by Babson
Springfield, MA 01115-5189                                                                    Capital).

------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Brown was elected by the Board of Trustees to fill a newly created board seat on July 15, 2005. His current term expires in
   2008. Mr. Brown has voluntarily agreed to stand for a shareholder election for a one-year term of office.

 **MassMutual and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman serve as the general partner and adviser and as such hold a carried interest. During the past two fiscal years MassMutual and its affiliates have paid approximately $403,840 in management fees attributable to the investments in the limited partnerships.

                                                                 8

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX    OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART* (71)          Trustee        3 years/      Private Investor; and        2     Director (since 2004), Texas
                              (since 1991)   10 months     President and Director             Roadhouse, Inc. (operates restaurant
MassMutual                                                 (since 1983), H Investment         chain); Director (since 1999),
Participation Investors                                    Company LLC                        ValueClick Inc. (internet advertising
1500 Main Street                                           (family partnership)               company); Director (since 2002),
Suite 600                                                                                     Spectranetics Corp. (medical device
P.O. Box 15189                                                                                company); and Trustee (since 1991),
Springfield, MA 01115-5189                                                                    MassMutual Corporate Investors
                                                                                              (closed-end investment company advised
                                                                                              by Babson Capital).

------------------------------------------------------------------------------------------------------------------------------------

CORINE T. NORGAARD (69)       Trustee        3 years/      President, (2004-2005),     33     Trustee (since 2005), MML Series
                              (since 1998)   1 year,       Thompson Enterprises               Investment Fund II (an open-end
MassMutual                                   10 months     Real Estate Investment;            investment company advised by
Participation Investors                                    and Dean (1996-2004),              MassMutual); Trustee (since 2004),
1500 Main Street                                           Barney School of                   MassMutual Premier Funds, formerly The
Suite 600                                                  Business, University of            DLB Fund Group (an open-end investment
P.O. Box 15189                                             Hartford.                          company advised by MassMutual);
Springfield, MA 01115-5189                                                                    Trustee (since 1993), ING Series Fund
                                                                                              (investment company); Director (since
                                                                                              1992), ING Variable Series Fund; and
                                                                                              Trustee (since 1998), MassMutual
                                                                                              Corporate Investors (a closed-end
                                                                                              investment company advised by Babson
                                                                                              Capital).

------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Hart owns 0.878% ($897,839 in value) of MassMutual High Yield Partners II LLC and 0.80% ($449,452 in value) of MassMutual
   Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                                 9

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                                POSITION      OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)               WITH THE       LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS                   FUND        TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN (49)       President      1 year/         President (since 2005) and Vice President (1993-2005) of the Trust;
                                             7 months        Member of the Board of Managers (since 2006), and Managing Director
MassMutual                                                   (since 2000) of Babson Capital; Trustee (since 2005), and President
Participation Investors                                      (since 2005) of MMCI Subsidiary Trust and MMPI Subsidiary Trust; and
1500 Main Street                                             President (since 2005) and Vice President (1993-2005) of MassMutual
Suite 600                                                    Corporate Investors.
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

RODNEY J. DILLMAN (54)        Vice           1 year/         Vice President, Secretary, and Chief Legal Officer (since 2006) of the
                              President,     7 months        Trust; Vice President and Associate General Counsel (since 2000) of
MassMutual                    Secretary, and                 MassMutual; General Counsel and Secretary (since 2006) of Babson
Participation Investors       Chief Legal                    Capital; Secretary (since 2006) of MMCI Subsidiary Trust and MMPI
1500 Main Street              Officer                        Subsidiary Trust; and Vice President, Secretary, and Chief Legal
Suite 600                                                    Officer (since 2006) of MassMutual Corporate Investors.
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

JAMES M. ROY (44)             Vice           1 year/         Vice President and Chief Financial Officer (since 2005), Treasurer
                              President and  7 months        (2003-2005), and Associate Treasurer (1999-2003) of the Trust; Managing
MassMutual                    Chief Financial                Director (since 2005), and Director (2000-2005) of Babson Capital;
Participation Investors       Officer                        Trustee (since 2005), Treasurer (since 2005), and Controller
1500 Main Street                                             (2003-2005) of MMCI Subsidiary Trust and MMPI Subsidiary Trust; and
Suite 600                                                    Vice President and Chief Financial Officer (since 2005), Treasurer
P.O. Box 15189                                               (2003-2005) and Associate Treasurer (1999-2003) of MassMutual Corporate
Springfield, MA 01115-5189                                   Investors.


------------------------------------------------------------------------------------------------------------------------------------
                                                                 10

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                                POSITION      OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)               WITH THE       LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS                   FUND        TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. DAVITT, JR. (39)      Comptroller    1 year/         Comptroller (since 2001) of the Trust; Director (since 2000) of Babson
                                             7 months        Capital; Controller (since 2005) of MMCI Subsidiary Trust and MMPI
MassMutual                                                   Subsidiary Trust; and Comptroller (since 2001) of MassMutual Corporate
Participation Investors                                      Investors.
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

MELISSA M. LAGRANT (33)       Chief          1 year/         Chief Compliance Officer (since 2006) of the Trust; Managing Director
                              Compliance     7 months        (since 2005) of Babson Capital; Vice President and Senior Compliance
MassMutual                    Officer                        Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; Assistant
Participation Investors                                      Vice President-Business Risk Management Group (2002-2003) and Assistant
1500 Main Street                                             Vice President-Investment Compliance (2001-2002) of Zurich Scudder
Suite 600                                                    Investments/Deutsche Asset Management; and Chief Compliance Officer
P.O. Box 15189                                               (since 2006) of MassMutual Corporate Investors.
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

RONALD S. TALAIA (38)         Treasurer      1 year/         Treasurer (since 2006) of the Trust; Director (since 2001) of Babson
                                             7 months        Capital; and Treasurer (since 2006) of MassMutual Corporate Investors.
MassMutual
Participation Investors
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

                                                                 11

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                                POSITION      OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)               WITH THE       LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS                   FUND        TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
JILL A. FIELDS (47)           Vice           1 year/         Vice President (since 2006) of the Trust; Managing Director (since
                              President      7 months        2000) of Babson Capital; Vice President (since 2006) of MMCI Subsidiary
MassMutual                                                   Trust and MMPI Subsidiary Trust; and Vice President (since 2006) of
Participation Investors                                      MassMutual Corporate Investors.
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

MICHAEL P. HERMSEN (46)       Vice           1 year/         Vice President (since 1998) of the Trust; Managing Director (since
MassMutual                    President      7 months        2000) of Babson Capital; Vice President (since 2005) of MMCI Subsidiary
Participation Investors                                      Trust and MMPI Subsidiary Trust; and Vice President (since 1998) of
1500 Main Street                                             MassMutual Corporate Investors.
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

MARY WILSON KIBBE (53)        Vice           1 year/         Vice President (since 1992) of the Trust; Managing Director (since
                              President      7 months        2000) of Babson Capital; and Vice President (since 1992) of MassMutual
MassMutual                                                   Corporate Investors.
Participation Investors
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

                                                                 12

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                                POSITION      OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)               WITH THE       LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS                   FUND        TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL L. KLOFAS (46)        Vice           1 year/         Vice President (since 1998) of the Trust; Managing Director (since
                              President      7 months        2000) of Babson Capital; Vice President (since 2005) of MMCI Subsidiary
MassMutual                                                   Trust and MMPI Subsidiary Trust; and Vice President (since 1998) of
Participation Investors                                      MassMutual Corporate Investors.
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

RICHARD E. SPENCER, II (44)   Vice           1 year/         Vice President (since 2002) of the Trust; Managing Director (since
                              President      7 months        2000) of Babson Capital; Vice President (since 2005) of MMCI Subsidiary
MassMutual                                                   Trust and MMPI Subsidiary Trust; and Vice President (since 2002) of
Participation Investors                                      MassMutual Corporate Investors.
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

                                                                 13

SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

      Set forth below is information concerning beneficial ownership, as of December 31, 2006, of the Trust's shares by each Trustee, nominee for Trustee, and the Trust's Trustees, nominees for Trustee and Executive Officers as a group.


                      BENEFICIAL OWNERSHIP OF TRUST SHARES
                              DECEMBER 31, 2006(1)
      -------------------------------------------------------------------------
      NAME OF                          SHARES                     PERCENTAGE OF
      INDIVIDUAL                       BENEFICIALLY               OUTSTANDING
      OR GROUP                         OWNED(1)                   SHARES OWNED
      --------                         --------                   -------------

      W. Barrett                         4,913                    *
      D. Benson                          9,780                    *
      M. Brown                           2,000                    *
      R. Crandall                          800                    *
      D. Glickman                        2,540                    *
      M. Hart                           44,438                    *
      R. Joyal                          19,541(2)                 *
      C. Norgaard                        1,756(3)                 *

      All Trustees, Nominees and
      Executive Officers as a Group    85,768
      -------------------

1 This information, not being within the knowledge of the Trust, has been furnished by each nominee, Trustee and Executive Officer as of December 31, 2006. Beneficial ownership has been determined in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all of the shares beneficially owned by them. Fractional shares not reported.
2 Includes 10,396 shares owned by Mr. Joyal's wife with respect to which he has no voting or investment power.
3 Ms. Norgaard has shared voting and investment power with respect to 900 of the shares listed in the table above.
*    Less than one percent not listed.

     The table below sets forth information regarding the beneficial ownership* of the Trust's shares by each Trustee and Nominee based on the market value of such shares as of December 31, 2006.

         DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND NOMINEES FOR TRUSTEE
     --------------------------------------------------------------------------
     NAME OF                   DOLLAR RANGE             AGGREGATE DOLLAR RANGE
     NOMINEE/                  OF SHARES                OF SHARES IN THE FAMILY
     TRUSTEE                   IN THE TRUST             INVESTMENT COMPANIES
     -------                   ------------             --------------------
     W. Barrett              $50,001-$100,000               Over $100,000
     D. Benson               Over $100,000                  Over $100,000
     M. Brown                $10,001-$50,000                $50 ,001-$ 100,000
     R. Crandall             $10,001-$50,000                Over $100,000**
     D. Glickman             $10,001-$50,000                Over $100,000
     M. Hart                 Over $100,000                  Over $100,000
     R. Joyal                Over $100,000                  Over $100,000**
     C. Norgaard             $10,001-$50,000                $50,001-$ 100,000
     --------------------------------------------------------------------------

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
** Includes interest derived from the market value of MassMutual Corporate Investors common shares represented in the MassMutual and/or Babson Capital non-qualified compensation deferral plans. However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership in MassMutual Corporate Investors common shares.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

      The Board of Trustees has an Audit Committee, a Joint Transactions Committee, and a Nominating Committee.

      The Audit Committee is comprised exclusively of Trustees who are not "interested persons" of the Trust and operates pursuant to a written Audit Committee Charter, which is available on the Trust's website, www.babsoncapital.com/mpv. The present members of the Audit Committee are Donald
E. Benson (Chairman), Martin T. Hart, and Corine T. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and upon due consideration of the qualifications of each member of the Trust's Audit Committee, the Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

      In accordance with the standards set forth in the Audit Committee Charter, the Audit Committee is responsible for: financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Trust's independent accountants; certain financial and accounting oversight matters; and certain other matters as set forth in the Audit Committee Charter. The Audit Committee also supervises investigations into matters relating to audit function and performs other duties as required by applicable law or regulation. During the twelve months ended December 31, 2006, the Audit Committee held eight meetings.

      The Joint Transactions Committee is comprised of all of the Trust's Trustees who are not "interested persons" of the Trust. This Committee reviews certain joint investment transactions between the Trust and MassMutual pursuant to the conditions set forth in the Trust's SEC exemptive order under Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 17d-1 thereunder. This Committee acts primarily by written consent (twelve consents were executed by Committee members, approving twenty-five investments during the past fiscal year). The Committee also met informally four times during the year in conjunction with the quarterly meetings of the Trust's Board of Trustees (approving seven investments during the past fiscal year).

      The Trust's Nominating Committee currently is comprised of the following
Trustees: William J. Barrett, Donald E. Benson, Michael H. Brown, Donald Glickman, Martin T. Hart, and Corine T. Norgaard, none of whom is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act. A current copy of the Nominating Committee's Charter can be found on the Trust's website, www.babsoncapital.com/mpv. This Committee met twice during fiscal year 2006.

      The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of the Trust ("independent Trustees"). The Nominating Committee Charter contemplates that all nominees for independent Trustees have a college degree or, in the judgment of the

Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

      When the Board has or expects to have a vacancy for an independent Trustee, the Nominating Committee will consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate. Shareholders' recommendations to fill vacancies on the Board for independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

      During the past fiscal year, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call) and one special meeting.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

      Pursuant to the Investment Advisory and Administrative Services Contract between the Trust and Babson Capital (the "Contract"), Babson Capital paid (and will continue to pay) the compensation and expenses of the Trust's officers and of all Trustees of the Trust who were officers or employees of Babson Capital, with the exception of Mr. Crandall and Mr. Dillman, and Assistant Secretaries Bradley J. Lucido and Jason M. Pratt, whose compensation and expenses were paid (and will continue to be paid) by MassMutual.

      In July 2006, the Board reviewed the Trustee compensation structure and unanimously voted to approve an increase to certain fees paid to Trustees who are not officers or employees of MassMutual or Babson Capital. Also, the Board approved an additional annual retainer fee for the Chairman of the Audit Committee in the amount of $2,500. The new compensation structure became effective on October 1, 2006. The annual retainer for Trustees increased $2,000 to $10,000. Trustees receive a fee of $1,500 for each meeting of the Board which they attend, a $250 increase. Trustees receive a fee of $750 for each meeting conducted by telephone, a $100 increase. Members of the Audit Committee and Nominating Committee continue to receive an additional fee of $1,000 per meeting attended, including meetings conducted by teleconference call. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration of these Trustees and reimbursement of their out-of-pocket expenses paid by the Trust during the fiscal year ended December 31, 2006 was $138,121 (includes amounts paid to a former Trustee, Jack A. Laughery, who died during 2006).

      The following table discloses the compensation paid to the Trust's independent Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2006. Each of the independent Trustees also serves as a Trustee of one other closed-end investment company, MassMutual Corporate Investors, managed by Babson Capital. Ms. Norgaard also serves as a Trustee of two open-end investment companies, MassMutual Premier Funds and MML Series Investment Fund II, both of which are managed by MassMutual, the ultimate parent of Babson Capital. (The Trust, MassMutual Corporate Investors, MassMutual Premier Funds, and MML Series Investment Fund II, are collectively referred to in the table below as the "Fund Complex"). The Trustees do not receive pension or retirement benefits.

                                                                 TOTAL
                                     AGGREGATE               COMPENSATION
      NAME OF                       COMPENSATION               FROM FUND
      TRUSTEE                      FROM THE TRUST               COMPLEX
      -------                      --------------               -------
      William J. Barrett             $  8,000                  $ 19,875
      Donald E. Benson                 25,125                    58,625
      Michael H. Brown                 16,500                    40,375
      Donald Glickman                  16,500                    40,375
      Martin T. Hart                   24,500                    57,375
      Jack A. Laughery*                11,750                    28,750
      Corine T. Norgaard               24,500                   145,375**
                                     --------                  --------
      Total                          $111,625                  $693,500
                                     ========                  ========


*   Mr. Laughery died in August, 2006.
** Additionally, Ms. Norgaard received $132,125 in total compensation from the Fund Complex for the fiscal year ended December 31, 2005.


                             AUDIT COMMITTEE REPORT

            The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

      Accordingly, the Audit Committee has:

            o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with Management and KPMG LLP, the Trust's independent public accountants;

            o Discussed with KPMG LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

            o Received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

            The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2006 and 2005 for the Trust and for the non-audit services provided to Babson, and Babson's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

            In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2006 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2006, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

            The Audit Committee appointed the firm of KPMG LLP as the Trust's auditors for the fiscal year ending December 31, 2007, and, in connection therewith, KPMG LLP will prepare all of the Trust's tax returns for the fiscal year ending December 31, 2007.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

            DONALD E. BENSON, Audit Committee Chair
            MARTIN T. HART, Audit Committee Member
            CORINE T. NORGAARD, Audit Committee Member

      FEBRUARY 6, 2007

      The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Trust's Annual Report.


                        THE TRUST'S INDEPENDENT AUDITORS

      KPMG LLP ("KPMG") audited the financial statements of the Trust, Babson Capital, and MassMutual for the fiscal year ended December 31, 2006. KPMG's audit report for the Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit the Trust's 2007 financial statements and prepare the Trust's 2006 tax return.


                            FEES PAID TO INDEPENDENT AUDITORS
                              (1) FEES BILLED TO THE TRUST
            --------------------------------------------------------------------
                                        KPMG LLP                  KPMG LLP
                                       YEAR ENDED                YEAR ENDED
                                    DECEMBER 31, 2006         DECEMBER 31, 2005
                                    -----------------         -----------------

            Audit Fees                 $   35,500                $   39,200
            Audit-Related Fees              5,400                     5,000
            Tax Fees                       32,900                    25,900
            All Other Fees                      0                         0
                                       -----------               ----------
            Total Fees                 $   73,800                $   70,100
                                       ==========                ==========


                                (2) NON-AUDIT FEES BILLED TO
                                BABSON CAPITAL AND MASSMUTUAL
            --------------------------------------------------------------------
                                        KPMG LLP                  KPMG LLP
                                       YEAR ENDED                YEAR ENDED
                                    DECEMBER 31, 2006         DECEMBER 31, 2005
                                    -----------------         -----------------

            Audit-Related Fees         $  988,727                $1,229,916
            Tax Fees                       18,000                         0
            All Other Fees                      0                         0
                                       ----------                ----------
            Total Fees                 $1,006,727                $1,229,916
                                       ==========                ==========

      The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trust, Babson Capital, and MassMutual, such as SAS 70 review, and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Trust's Audit Committee to establish a pre-approval policy for certain services rendered by the Trust's independent accountants. During 2006, the Trust's Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

      The 2005 fees billed represent final 2005 amounts, which may differ from the preliminary figures available as of the publication date of the Trust's 2006 Proxy

Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trust's 2006 Proxy Statement, but are now properly included in the 2005 fees billed to the Trust, Babson Capital, and MassMutual.

                               (2) OTHER BUSINESS

      The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

                               INVESTMENT ADVISER

      Babson Capital provides investment management and certain administrative services to the Trust pursuant to the Contract.

      Babson Capital, an SEC registered investment adviser since 1940, currently has over $88 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, and institutional investors (such as insurance companies, pension plans, endowments, and foundations). MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual and MassMutual Holding LLC are located at 1295 State Street, Springfield, Massachusetts, 01111. Babson Capital has an office at 1500 Main Street, Suite 1100, in Springfield, Massachusetts, 01115, and its principal office is located at Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210.

                         CERTAIN ADMINISTRATIVE SERVICES

      MassMutual indirectly provides certain administrative services to the Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services provided to Babson Capital, the Trust's investment adviser. MassMutual's principal business address is 1295 State Street, Springfield, MA, 01111.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Trust's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of the Trust are required to file forms reporting their affiliation with the Trust and reports of ownership and changes in ownership of the Trust's securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trust, the Trust believes that each of its Trustees and relevant officers, Babson Capital, and relevant affiliated persons have complied with all applicable filing requirements during the Trust's fiscal year ended December 31, 2006.

                PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                              THE BOARD OF TRUSTEES

      Any Shareholder intending to present a proposal at the Annual Meeting to be held in 2008 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward the written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 1, 2007, to be considered for inclusion in the Trust's proxy material for its 2008 Annual Meeting.

      Pursuant to procedures approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons of the Trust" as defined in Section 2(a)(19) of the 1940 Act, Shareholders may mail written communications to the Board by writing the Trust's Chief Financial Officer at the Office of the Trust's investment adviser or by emailing the Trust's Chief Financial Officer at mpvmailbox@massmutual.com. When writing to the Trust's Board, Shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.


                             ADDITIONAL INFORMATION

      Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. If the Trust does retain such an outside firm, the anticipated cost would be approximately $14,000. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Trust's Shareholders.

      The Trust will arrange for at least one Trustee to attend its 2007 Annual Meeting of Shareholders; encourages all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate such attendance. Six of the Trust's Trustees attended the April 21, 2006 Annual Meeting.

      If any Shareholders desire additional information about the matters proposed for action, management will be glad to hear from them and to provide further information.

                                  ANNUAL REPORT

      THE ANNUAL REPORT OF THE TRUST FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006, INCLUDING FINANCIAL STATEMENTS, A SCHEDULE OF THE TRUST'S INVESTMENTS AS OF SUCH DATE AND OTHER DATA, WAS MAILED ON OR ABOUT FEBRUARY 28, 2007, TO ALL SHAREHOLDERS OF RECORD. ANY SHAREHOLDER MAY REQUEST A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT, WHICH WILL BE FURNISHED WITHOUT CHARGE, BY CALLING (TOLL-FREE) THE TRUST'S TRANSFER AGENT, SHAREHOLDER FINANCIAL SERVICES, INC., AT 1-800-647-7374.

                                        By order of the
                                        Board of Trustees,


                                        /s/ Rodney J. Dillman
                                        ---------------------------
                                        Rodney J. Dillman
                                        VICE PRESIDENT AND SECRETARY

1500 Main Street
Springfield, Massachusetts 01115
March 30, 2007

                                                                      DB1209 307

                                                                 TO VOTE BY MAIL

                                                                 1) Read the Proxy Statement.
MASSMUTUAL PARTICIPATION INVESTORS                               2) Check the appropriate boxes on the proxy card below.
C/O BABSON CAPITAL MANAGEMENT LLC                                3) Sign and date the proxy card below.
1500 MAIN STREET                                                 4) Return the proxy card in the envelope provided.
SUITE 600
SPRINGFIELD, MA 01115























TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   MAPAN1              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.            DETACH AND RETURN THIS PORTION ONLY


MASSMUTUAL CORPORATE INVESTORS

1.  ELECTION OF TRUSTEES                                                For   Withhold   For All   To withhold authority to vote for
    Nominees for Election: (01) Donald E. Benson, (02) Donald           All     All       Except   any individual nominee(s), mark
    Glickman, and (03) Robert E. Joyal for three-year terms; (04)                                  "For All Except" and write the
    William J. Barret for a two-year term; and (05) Michael H. Brown    [_]     [_]        [_]     name(s) of the nominee(s) on the
    for a one-year term; and until their respective successors are                                 line below.
    duly elected and qualified.
                                                                                                   _________________________________


2.   OTHER BUSINESS
     In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.










Please sign exactly as your name or names appear(s). When signing as joint tenant, all parties to the joint tenancy should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.




______________________________________________                      ______________________________________________
Signature [PLEASE SIGN WITHIN BOX]  Date                            Signature (Joint Owners)            Date

                       MASSMUTUAL PARTICIPATION INVESTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Rodney J. Dillman and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 27, 2007, at 1:00 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").


THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY OR PROXIES, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON ANY MATTER RAISED PURSUANT TO ITEM (2).